SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

POWER OF ATTORNEY

I, Todd L. Boehly, hereby constitute and appoint Michael S. Bloom, Kenneth N. Crowley, Maura A. Murphy and Christine McGeough, and each of them, my attorneys-in-fact, each with the power of substitution, for me in any and all capacities, to sign any Post-Effective Amendments to the Registration Statement of SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) (File No. 333-65048) under the Securities Act of 1933 and to deliver and file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his or her substitute or substitutes may do or cause to be done by virtue hereof.

This power will expire no later than twelve months from date of execution.

IN WITNESS WHEREOF, I set my hand on the date shown.

/s/ Todd L. Boehly
Todd L. Boehly

Dated: August 3, 2013

O: Shared\ RPS Legal 2013 SEC Fut CorpVUL  ex j1

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

POWER OF ATTORNEY

I, Mark R. Walter, hereby constitute and appoint Michael S. Bloom, Kenneth N. Crowley, Maura A. Murphy and Christine McGeough, and each of them, my attorneys-in-fact, each with the power of substitution, for me in any and all capacities, to sign any Post-Effective Amendments to the Registration Statement of SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) (File No. 333-65048) under the Securities Act of 1933 and to deliver and file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his or her substitute or substitutes may do or cause to be done by virtue hereof.

This power will expire no later than twelve months from date of execution.

IN WITNESS WHEREOF, I set my hand on the date shown.

/s/ Mark R. Walter
Mark R. Walter

Dated: August 3, 2013

O: Shared\ RPS Legal 2013 SEC Fut CorpVUL  ex j1

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

POWER OF ATTORNEY

I, Dennis A. Cullen, hereby constitute and appoint Michael S. Bloom, Kenneth N. Crowley, Maura A. Murphy and Christine McGeough, and each of them, my attorneys-in-fact, each with the power of substitution, for me in any and all capacities, to sign any Post-Effective Amendments to the Registration Statement of SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) (File No. 333-65048) under the Securities Act of 1933 and to deliver and file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his or her substitute or substitutes may do or cause to be done by virtue hereof.

This power will expire no later than twelve months from date of execution.

IN WITNESS WHEREOF, I set my hand on the date shown.

/s/ Dennis A. Cullen
Dennis A. Cullen

Dated: August 3, 2013

O: Shared\ RPS Legal 2013 SEC Fut CorpVUL  ex j1

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

POWER OF ATTORNEY

I, David E. Sams, Jr., hereby constitute and appoint Michael S. Bloom, Kenneth N. Crowley, Maura A. Murphy and Christine McGeough, and each of them, my attorneys-in-fact, each with the power of substitution, for me in any and all capacities, to sign any Post-Effective Amendments to the Registration Statement of SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) (File No. 333-65048) under the Securities Act of 1933 and to deliver and file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his or her substitute or substitutes may do or cause to be done by virtue hereof.

This power will expire no later than twelve months from date of execution.

IN WITNESS WHEREOF, I set my hand on the date shown.

/s/ David E. Sams, Jr.
David E. Sams, Jr.

Dated: August 3, 2013

O: Shared\ RPS Legal 2013 SEC Fut CorpVUL  ex j1

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

POWER OF ATTORNEY

I, Daniel J. Towriss, hereby constitute and appoint Michael S. Bloom, Kenneth N. Crowley, Maura A. Murphy and Christine McGeough, and each of them, my attorneys-in-fact, each with the power of substitution, for me in any and all capacities, to sign any Post-Effective Amendments to the Registration Statement of SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) (File No. 333-65048) under the Securities Act of 1933 and to deliver and file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his or her substitute or substitutes may do or cause to be done by virtue hereof.

This power will expire no later than twelve months from date of execution.

IN WITNESS WHEREOF, I set my hand on the date shown.

/s/ Daniel J. Towriss
Daniel J. Towriss

Dated: August 3, 2013

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

POWER OF ATTORNEY

I, James D. Purvis, hereby constitute and appoint Michael S. Bloom, Kenneth N. Crowley, Maura A. Murphy and Christine McGeough, and each of them, my attorneys-in-fact, each with the power of substitution, for me in any and all capacities, to sign any Post-Effective Amendments to the Registration Statement of SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) (File No. 333-65048) under the Securities Act of 1933 and to deliver and file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his or her substitute or substitutes may do or cause to be done by virtue hereof.

This power will expire no later than twelve months from date of execution.

IN WITNESS WHEREOF, I set my hand on the date shown.

/s/ James D. Purvis
James D. Purvis

Dated: August 3, 2013

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

POWER OF ATTORNEY

I, Frank K. Neill, III, hereby constitute and appoint Michael S. Bloom, Kenneth N. Crowley, Maura A. Murphy and Christine McGeough, and each of them, my attorneys-in-fact, each with the power of substitution, for me in any and all capacities, to sign any Post-Effective Amendments to the Registration Statement of SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) (File No. 333-65048) under the Securities Act of 1933 and to deliver and file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his or her substitute or substitutes may do or cause to be done by virtue hereof.

This power will expire no later than twelve months from date of execution.

IN WITNESS WHEREOF, I set my hand on the date shown.

/s/ Frank K. Neill, III
Frank K. Neill, III

Dated: August 3, 2013

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

POWER OF ATTORNEY

I, Ronald H. Friesen, hereby constitute and appoint Michael S. Bloom, Kenneth N. Crowley, Maura A. Murphy and Christine McGeough, and each of them, my attorneys-in-fact, each with the power of substitution, for me in any and all capacities, to sign any Post-Effective Amendments to the Registration Statement of SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) (File No. 333-65048) under the Securities Act of 1933 and to deliver and file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his or her substitute or substitutes may do or cause to be done by virtue hereof.

This power will expire no later than twelve months from date of execution.

IN WITNESS WHEREOF, I set my hand on the date shown.

/s/ Ronald H. Friesen
Ronald H. Friesen

Dated: August 3, 2013

O: Shared\ RPS Legal 2013 SEC Fut CorpVUL  ex j1

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

POWER OF ATTORNEY

I, Michael K. Moran, hereby constitute and appoint Michael S. Bloom, Kenneth N. Crowley, Maura A. Murphy and Christine McGeough, and each of them, my attorneys-in-fact, each with the power of substitution, for me in any and all capacities, to sign any Post-Effective Amendments to the Registration Statement of SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) (File No. 333-65048) under the Securities Act of 1933 and to deliver and file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his or her substitute or substitutes may do or cause to be done by virtue hereof.

This power will expire no later than twelve months from date of execution.

IN WITNESS WHEREOF, I set my hand on the date shown.

/s/ Michael K. Moran
Michael K. Moran

Dated: August 3, 2013

O: Shared\ RPS Legal 2013 SEC Fut CorpVUL  ex j1

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

POWER OF ATTORNEY

I, Michael S. Bloom, hereby constitute and appoint  Kenneth N. Crowley, Maura A. Murphy and Christine McGeough, and each of them, my attorneys-in-fact, each with the power of substitution, for me in any and all capacities, to sign any Post-Effective Amendments to the Registration Statement of SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) (File No. 333-65048) under the Securities Act of 1933 and to deliver and file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his or her substitute or substitutes may do or cause to be done by virtue hereof.

This power will expire no later than twelve months from date of execution.

IN WITNESS WHEREOF, I set my hand on the date shown.

/s/ Michael S. Bloom
Michael S. Bloom

Dated: August 3, 2013

O: Shared\ RPS Legal 2013 SEC Fut CorpVUL  ex j1